UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)       September 23, 2016 (September 22, 2016)
DSW Inc.

(Exact name of registrant as specified in its charter)

Ohio	001-32545	31-0746639

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

810 DSW Drive, Columbus, Ohio	43219

(Address of principal executive offices)	(Zip Code)
(614) 237-7100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Election of Directors
   On September 22, 2016, the Board of Directors of DSW Inc. (the “Company”) appointed Joanne Zaiac to be an independent director, effective immediately. Ms. Zaiac will stand for election at the Company's next Annual Meeting of Shareholders in 2017. If confirmed, her term will expire at the 2018 Annual Meeting of Shareholders.
     Joanne Zaiac, age 55, has been appointed as a Class II Director. Ms. Zaiac brings over 30 years of integrated marketing experience specializing in brand, digital, social, and mobile marketing. She has served DigitasLBi, a leading global digital advertising agency, since 1999 and currently serves as Chief Operating Officer of North America. Prior to becoming COO, Ms. Zaiac served as President of DigitasLBi's New York region for over 10 years. Before joining DigitasLBi, Ms. Zaiac spent 14 years with Wunderman Worldwide/Young & Rubicam serving as Executive Vice President and Senior Vice President, leading many Fortune 500 client brands. Ms. Zaiac is a member of the Board of Directors of Cartera Commerce and of Junior Achievement New York.
Ms. Zaiac will serve on the Company's Compensation and Technology Committees and in connection with her service, she will receive the Company's standard fees paid to outside directors. A description of outside director fees is set forth in Exhibit 10.37.1 of the Company's Annual Report on Form 10-K filed March 24, 2016, and incorporated herein by reference.
There are no arrangements or understandings between Ms. Zaiac and any other person pursuant to which Ms. Zaiac was appointed as a director of the Company, and there are no transactions in which Ms. Zaiac has an interest requiring disclosure under Item 404(a) of Regulation S-K.
     The Company has entered into its standard form of Indemnification Agreement with Ms. Zaiac. A copy of the form of Indemnification Agreement is furnished as Exhibit 10 hereto and incorporated into this item by reference.
     The press release announcing the appointment of Ms. Zaiac to the Company’s Board of Directors is furnished as Exhibit 99.1 and incorporated into this item by reference.

Item 9.01 Financial Statements and Exhibits
   (d)      Exhibits.

10
Form of Indemnification Agreement between DSW Inc. and its officers and directors (previously filed as Exhibit 10.44 to Amendment No. 4 to the Company’s Registration Statement on Form S-1 (Registration No. 333-123289) filed with the Securities and Exchange Commission on June 27, 2005, and incorporated herein by reference).

99.1	Press Release dated September 23, 2016

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSW Inc.
By:	/s/ William L. Jordan
William L. Jordan
Chief Administrative Officer, Executive Vice President and General Counsel

Date: September 23, 2016